Deutsche Bank Aktiengesellschaft

DATE:	December 29, 2006

TO:
The Bank of New York, not in its individual or corporate capacity, but solely as Swap Contract Administrator for CWABS, Inc., Asset-Backed Certificates, Series 2006-BC5 pursuant to a Swap Contract Administration Agreement

TO:	Countrywide Home Loans, Inc.

FROM:	Deutsche Bank AG, New York Branch

RE:	Novation Confirmation

REFERENCE NUMBER:	Global No. N546651N

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.            The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.	The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	December 29, 2006

Novation Date:	December 29, 2006

Novated Amount:	USD 701,561,000

Transferor:	Countrywide Home Loans, Inc.

Transferee:
The Bank of New York, not in its individual or corporate capacity, but solely as Swap Contract Administrator for CWABS, Inc., Asset-Backed Certificates, Series 2006-BC5 pursuant to a Swap Contract Administration Agreement

Remaining Party:	Deutsche Bank AG, New York Branch

New Agreement (between Transferee and Remaining Party):	The Agreement as defined in the New Confirmation

3.             The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows (the Old Confirmation is attached hereto as Exhibit A):

Reference certificates:	CWABS, Inc., Asset-Backed Certificates, Series 2006-BC5

Trade Date of Old Transaction:	December 14, 2006

Effective Date of Old Transaction:	December 29, 2006

Termination Date of Old Transaction:	October 25, 2012

4.	The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit B (as modified in this Novation Confirmation).

Full First Calculation Period:	Applicable

5.             Offices:
Transferor:	Not applicable

Transferee:	Not applicable

Remaining Party:	Not applicable

6.             Other Provisions.

A.	Additional Provisions relating to the New Transaction:

(1)
Optional Termination.     In connection with the optional termination of the trust fund pursuant to Article IX of the Pooling and Servicing Agreement dated as of December 1, 2006 among CWABS, Inc. as depositor (the “Depositor”), Countrywide Home Loans Inc. as a seller (a “Seller”), Park Sienna LLC as a seller (a “Seller”), Park Granada LLC as a seller (a “Seller” and together with Countrywide Home Loans Inc. and Park Sienna LLC, the “Sellers”), Countrywide Home Loans Servicing LP as master servicer (the “Master Servicer”) and The Bank of New York as trustee (the “Trustee”) (the “Pooling and Servicing Agreement”), with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the “Optional Termination Distribution Date”):

(a)
Transferee hereby assigns all of its rights and delegates all of its liabilities and obligations to Countrywide Home Loans, Inc., and Countrywide Home Loans, Inc. hereby assumes all of Transferee’s rights, liabilities, and obligations, under the New Transaction (as amended herein, the “New Assigned Transaction”). Remaining Party hereby consents to such assignment, delegation and assumption. In connection with the foregoing, Remaining Party and Countrywide Home Loans, Inc. agree to enter into the New Assigned Transaction in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by Remaining Party and Countrywide Home Loans, Inc. on the date Remaining Party and Countrywide Home Loans, Inc. enter into the New Assigned Transaction.

(b)
Remaining Party and Transferee are each released and discharged from further obligations owed to one another under and in respect of the New Transaction and their respective rights against each other thereunder are cancelled.

(c)	Countrywide Home Loans, Inc. and Remaining Party hereby agree that the New Assigned Transaction shall be amended as follows:

(I)	the definition of Notional Amount in the Confirmation shall be deleted in its entirety and replaced with the following:

“With respect to each remaining Calculation Period the amount set forth for such period in the Schedule of Scheduled Amounts attached hereto multiplied by a factor, determined on the Optional Termination Distribution Date, equal to (i) the Notional Amount for the Calculation Period ending on or about the Optional Termination Distribution Date divided by (ii) the corresponding amount set forth for such Calculation Period in the Schedule of Scheduled Amounts attached hereto.” and

(II)	Section 3 of the Confirmation shall be deleted in its entirety.

(d)	Remaining Party hereby agrees that Countrywide Home Loans, Inc. may:

(I)	retain such New Assigned Transaction and Confirmation; or

(II)
further assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from Remaining Party (in its sole and absolute discretion); or

(III)
terminate the New Assigned Transaction by giving three Business Days’ prior written notice to Remaining Party (the “Optional Termination Date”). On such Optional Termination Date, if any, a termination payment (if any) shall be payable by Countrywide Home Loans, Inc. or Remaining Party, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment and with Countrywide Home Loans, Inc. as the sole Affected Party. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions that are part of the Old Agreement or the New Agreement.

(2)           Trustee Limited Liability.  It is expressly understood and agreed by the parties hereto that insofar as this Novation Agreement is executed by Transferee, (i) this Novation Agreement is executed and delivered by The Bank of New York, not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement, in the exercise of powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the account created under the Pooling and Servicing Agreement is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only such account, and (iii) under no circumstances shall The Bank of New York in its individual capacity be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Agreement. The Transferor agrees to indemnify and hold harmless the Trustee with respect to any and all claims under the Old Transaction.

7.             Notices.

Transferor:
Attention:              Documentation Unit
Facsimile:               (818) 225-4001

Transferee:
Attention:             Mortgage Backed Securities Group 8W
Courtney A. Bartholomew
Vice President
Structured Finance Group
Facsimile:              (212) 815-3986

Remaining Party:
Deutsche Bank AG, New York Branch
60 Wall Street
New York, NY 10005

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us]. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

DEUTSCHE BANK AG, NEW YORK BRANCH
THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY, BUT SOLELY AS SWAP CONTRACT ADMINISTRATOR FOR CWABS, INC., ASSET-BACKED CERTIFICATES, SERIES 2006-BC5 PURSUANT TO A SWAP CONTRACT ADMINISTRATION AGREEMENT

By:	/s/ Mathew Hoff	By:	/s/ Maria Tokarz
Name:	Mathew Hoff	Name:	Maria Tokarz
Title:	Assistant Vice President	Title:	Assistant Vice President
Date:	December 29, 2006	Date:	December 29, 2006

By:	/s/ John Farrell
Name:	John Farrell
Title:	Vice President
Date:	December 29, 2006

COUNTRYWIDE HOME LOANS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Senior Vice President
Date:	December 29, 2006

Exhibit A

Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

Date:	December 29, 2006
To:	COUNTRYWIDE HOME LOANS, INC. (“Party B”)
Attn:	Documentation Unit
Fax No:	818-225-4001
From:	DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”)
Our Reference:	Global No. N546651N

Swap Transaction Confirmation

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and Countrywide Home Loans, Inc.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-BC5, dated as of December 1, 2006 among CWABS, Inc. as depositor, Park Granada LLC., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	December 14, 2006

Effective Date:	December 29, 2006

Termination Date:
October 25, 2012
For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Certificate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of January 2007.

Referenced Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2006-BC5, Class 1-A (Cusip: 12666S AA 6), Class 2-A-1 (Cusip: 12666S AB 4), Class 2-A-2 (Cusip: 12666S AC 2), Class 2-A-3 (Cusip: 12666S AD 0), Class 2-A-4 (Cusip: 12666S AE 8), Class M-1 (Cusip: 12666S AF 5), Class M-2 (Cusip: 12666S AG 3), Class M-3 (Cusip: 12666S AH 1), Class M-4 (Cusip: 12666S AJ 7), Class M-5 (Cusip: 12666S AK 4), Class M-6 (Cusip: 12666S AL 2), Class M-7 (Cusip: 12666S AM 0), Class M-8 (Cusip: 12666S AN 8), Class M-9 (Cusip: 12666S AP 3), Class B (Cusip: 12666S AQ 1).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type “pdi4”, <Go>. If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Business Days:	New York

Floating Amounts

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including January 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including January 25, 2007 to and including the Termination Date, with No Adjustment of Period End Dates.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including January 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.00% per annum

Fixed Rate Day Count Fraction:	30/360

Additional Payment:	Party B shall pay Party A the sum of USD 750,000 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Other Provisions

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Procedural Terms

Account Details:

Account Details of Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favour of: Deutsche Bank AG, New York

Account Details of Party B:	As per Party B’s standard settlement instructions.

Assignment:	DBAG will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH	For and on behalf of COUNTRYWIDE HOME LOANS, INC.
___________________________________ Name: Title: Date:	_____________________________________ Name: Title: Date:
___________________________________ Name: Title: Date:

Appendix A
Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
25-Jan-07	701,561,000.00
25-Feb-07	693,177,000.00
25-Mar-07	683,924,000.00
25-Apr-07	673,824,000.00
25-May-07	662,900,000.00
25-Jun-07	651,180,000.00
25-Jul-07	638,696,000.00
25-Aug-07	625,481,000.00
25-Sep-07	611,572,000.00
25-Oct-07	597,010,000.00
25-Nov-07	581,837,000.00
25-Dec-07	566,119,000.00
25-Jan-08	549,961,000.00
25-Feb-08	533,834,000.00
25-Mar-08	517,476,000.00
25-Apr-08	501,698,000.00
25-May-08	486,481,000.00
25-Jun-08	471,807,000.00
25-Jul-08	457,659,000.00
25-Aug-08	444,020,000.00
25-Sep-08	420,965,000.00
25-Oct-08	399,279,000.00
25-Nov-08	378,881,000.00
25-Dec-08	359,695,000.00
25-Jan-09	341,650,000.00
25-Feb-09	325,022,000.00
25-Mar-09	315,236,000.00
25-Apr-09	305,660,000.00
25-May-09	296,459,000.00
25-Jun-09	287,619,000.00
25-Jul-09	279,129,000.00
25-Aug-09	269,363,000.00
25-Sep-09	259,467,000.00
25-Oct-09	249,963,000.00
25-Nov-09	240,845,000.00
25-Dec-09	232,085,000.00
25-Jan-10	167,752,000.00
25-Feb-10	108,191,000.00
25-Mar-10	52,333,000.00
25-Apr-10	45,046,000.00
25-May-10	44,027,000.00
25-Jun-10	43,006,000.00
25-Jul-10	42,031,000.00
25-Aug-10	41,054,000.00
25-Sep-10	40,121,000.00
25-Oct-10	39,268,000.00
25-Nov-10	38,373,000.00
25-Dec-10	37,558,000.00
25-Jan-11	36,682,000.00
25-Feb-11	35,975,000.00
25-Mar-11	35,280,000.00
25-Apr-11	34,454,000.00
25-May-11	33,659,000.00
25-Jun-11	32,869,000.00
25-Jul-11	32,120,000.00
25-Aug-11	31,374,000.00
25-Sep-11	30,664,000.00
25-Oct-11	30,017,000.00
25-Nov-11	29,339,000.00
25-Dec-11	28,722,000.00
25-Jan-12	28,061,000.00
25-Feb-12	27,526,000.00
25-Mar-12	27,000,000.00
25-Apr-12	26,378,000.00
25-May-12	25,783,000.00
25-Jun-12	25,188,000.00
25-Jul-12	24,619,000.00
25-Aug-12	24,049,000.00
25-Sep-12	23,505,000.00
25-Oct-12	23,008,000.00